UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024
GAIA, INC

(Exact name of registrant as specified in its charter)
________________

Colorado	000-27517	84-1113527
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

833 West South Boulder Road
Louisville, Colorado	80027
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 222-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	GAIA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On March 27, 2024, Gaia, Inc. (the “Company”) issued a press release announcing results for its quarter and year ended December 31, 2023. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The restatements described below have been incorporated in the information contained in the press release furnished as Exhibit 99.1 hereto. On March 21, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company, after discussion with the Company’s management and its current independent registered public accounting firm, Frank, Rimerman + Co. LLP, concluded that the Company’s audited and unaudited consolidated financial statements for the year ended December 31, 2022 and each of its interim periods ended March 31, 2022 through September 30, 2023 (the “Non-Reliance Periods”) included in the associated Annual Report on Form 10-K and Quarterly Reports on Forms 10-Q for each of the Non-Reliance Periods, filed with the U.S. Securities and Exchange Commission (the “SEC”), should no longer be relied upon due to the errors described below and should be restated.

In preparation of the December 31, 2023 consolidated financial statements, the Company identified certain prior period misstatements in relation to the Company’s consolidated financial statements as of and for each of the Non-Reliance Periods.

As a result of the errors described below, the audited and unaudited consolidated financial statements for each of the Non-Reliance Periods, and the related audit report of the Company’s previous independent registered public accounting firm, Armanino LLP, should no longer be relied upon. Similarly, any previously issued or filed reports, press releases, earnings releases, and investor presentations or other communications describing the Company’s consolidated financial statements and other related financial information covering the Non-Reliance Periods should no longer be relied upon.

The Company will disclose in its Annual Report on Form 10-K for the year ended December 31, 2023 the restated consolidated financial statements for each of the Non-Reliance Periods (“Restatements”).

The Company expects to file its Annual Report on Form 10-K for the year ended December 31, 2023 with the SEC on a timely basis, on or prior to the deadline for the Annual Report on Form 10-K for the year ended December 31, 2023.

Media Library, Consolidated Statement of Cash Flows Impact

As part of the Company’s operations, it spends a significant amount of resources on developing media library content that is made available to its subscribers. Historically, the Company has classified amounts spent to produce media content as investing cash outflows. However, the Company revisited the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 920 (“ASC 920”), Entertainment-Broadcasters, and Topic 926 (“ASC 926”), Entertainment-Films, and determined that the nature of the media library costs is consistent with the capitalizable costs described in ASC 920 and ASC 926 and, therefore, applying this guidance to the Company’s media library costs is appropriate. This guidance requires these costs to be classified as operating cash outflows rather than investing cash outflows in the consolidated statement of cash flows. Therefore, the Company determined the prior year presentation was incorrect resulting in an overstatement of investing cash outflows and corresponding understatement of operating cash outflows for the Non-Reliance Periods.

The misstatement did not have any impact on the consolidated statement of operations or the consolidated balance sheet.

Line of Credit, Consolidated Statement of Cash Flows Impact

In August 2022, the Company obtained a new line of credit for which the first draw was done in September 2022. In October 2022, the outstanding balance was paid off and the loan was at $0. Shortly thereafter, in November 2022 and December 2022, the Company drew down additional amounts. In the Company’s consolidated statement of cash flows for the year ended December 31, 2022, the Company presented the borrowings and payments on a net basis. However, GAAP requires companies to present the gross borrowings and payments for cash flow presentation purposes. The misstatement did not have any impact on the net cash provided by financing activities on the consolidated statement of cash flows, or any impact on the consolidated statement of operations, or consolidated balance sheet as of or for the year ended December 31, 2022.

Equity Method Investment

In September 2016, the Company purchased a 10% equity ownership interest in Telomeron, Inc. (“Telomeron”), wherein the parent company of Telomeron, Exagon Industries Limited (“Exagon”) contributed intellectual property with an agreed upon value of $100.0 million and the Company paid Exagon $10.0 million in exchange for the 10% equity ownership interest. The Company’s historical accounting conclusion was that the ownership interest represented an investment in equity securities rather than an equity method investment. However, the Company revisited the original conclusion and concluded that the Company had the ability to exercise influence over Telomeron and therefore, should have been accounted for and disclosed as an equity method investment from inception. As Telomeron holds certain contributed technology from its parent that does not have a recognized carrying value, the Company’s cost of the investment exceeds its proportionate share of the net assets by $10.0 million. Management of the Company determined that the Company’s excess basis allocated to amortizable assets should have been recognized on a straight-line basis over the estimated 20-year life of the contributed technology. The accumulated impact of the misstatement as of December 31, 2022 was an overstatement of the equity method investment and a corresponding understatement of the accumulated deficit.

BioWell Noncontrolling Interest

The Company holds a 51% controlling equity ownership in Bio-Well, LLC (“BioWell”), an entity that sells certain goods and services to the Company’s customers and has had activity since 2015. The Company has historically consolidated the results of BioWell; however, the Company did not appropriately record, present or disclose a noncontrolling interest in relation to the 49% portion of the Company not controlled by the Company within either the consolidated statement of operations or the consolidated balance sheet.

Management is assessing the effect of the Restatements on the Company’s internal control over financial reporting and its disclosure controls and procedures. The Company expects to report at least one material weakness following completion of its analysis of the cause of these Restatements. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis. The existence of one or more material weaknesses precludes a conclusion by management that the Company’s disclosure controls and procedures and internal control over financial reporting are effective. As a result of the material weakness or material weaknesses, the Company believes that its internal control over financial reporting was not effective, and its disclosure controls and procedures were not effective for the Non-Reliance Periods.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Company’s current and former independent registered public accounting firms, Frank, Rimerman + Co. LLP and Armanino LLP, respectively.

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact are forward looking statements that involve risks and uncertainties. When used in this discussion, we intend the words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “strive,” “target,” “will,” “would” and similar expressions as they relate to us to identify such forward-looking statements. Forward-looking statements include, without limitation, the Company’s plans related to restatement of the financial statements as of and for each of the Non-Reliance Periods; our ability to attract new members and retain existing members; our ability to compete effectively, including for customer engagement with different modes of entertainment; maintenance and expansion of devise platforms for streaming; fluctuation in customer usage of our service; fluctuations in quarterly operating results; service disruptions; production risks; general economic conditions; future losses; loss of key personnel; price changes; brand reputation; acquisitions; new initiatives we undertake; security and information systems; legal liability for website content; failure of third parties to provide adequate service; future internet-related taxes; our founder’s control of us; litigation; consumer trends; the effect of government regulation and programs; the impact of public health threats, including the coronavirus (COVID-19) pandemic and our response to it; and other risks and uncertainties included in our filings with the SEC. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s completion of the quantification and evaluation of the specific impact of the errors identified in the Company’s financial results and previously issued financial statements, including the possibility of material adjustments thereto, the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its Annual Report on Form 10-K for the year ended December 31, 2023, and the application of accounting or tax principles in an unanticipated manner. See also additional risk factors set forth in the Company’s periodic filings with the SEC, including, but not limited to, those risks and uncertainties listed in the section entitled “Risk Factors,” in the Company’s Annual Report on Form 10-K filed with the SEC. We caution you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect our views only as of the date of this Current Report on Form 8-K. We undertake no obligation to update any forward-looking information.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, issued by Gaia on March 27, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gaia, Inc.

March 27, 2024	/s/ Ned Preston
	Name:	Ned Preston
	Title:	Chief Financial Officer